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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                NOVEMBER 10, 2008

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                                 XENOMICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     FLORIDA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

          333-103083                                 04-3721895
   (COMMISSION FILE NUMBER)             (I.R.S. EMPLOYER IDENTIFICATION NO.)

                          ONE DEER PARK DRIVE, SUITE F
                           MONMOUTH JUNCTION, NJ 08852
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (732) 438-8290
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

      Dr. Samuil Umansky, our chief science officer, will present at the Rodman & Renshaw 10th Annual Healthcare Conference on November 11, 2008. Materials expected to be used during the presentation are attached as Exhibit 99.1 to this report.

      The information in this report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (d) Exhibits.

          99.1 Presentation dated November 11, 2008.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         XENOMICS, INC.

Date: November 10, 2008                  By: /s/ Gary Anthony
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                                         Gary Anthony
                                         Vice President and Controller

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